Exhibit 99.1

Investor Contact Information:
Anthony V. Cosentino
Executive Vice President and
Chief Financial Officer
Tony.Cosentino@YourStateBank.com

SB Financial Group, Inc. Announces Fourth-Quarter and Full-Year 2013 Results

Sees continued progress in expense reductions and gains in asset quality

•	Full-year EPS rises 8.1 percent to $1.07 from 99 cents in 2012; fourth-quarter EPS lower on slowing mortgage origination environment
•	Operating expense down 14.1 percent year over year; down 3.5 percent year-to-date
•	Nonperforming assets declined to 1.1 percent of total assets; down 19.0 percent from year-end 2012
•	Return on assets at 81 basis points and return on equity at 9.5 percent for full-year 2013

DEFIANCE, Ohio, January 21, 2014  -- SB Financial Group, Inc. (NASDAQ: SBFG), a diversified financial services company providing full-service community banking, mortgage banking, wealth management and item processing services, today reported earnings for the fourth-quarter and full-year ended December 31, 2013.

Highlights*	Three Months Ended		Full Year
(in $000’s except ratios and per share data)	Dec. 2013	Dec. 2012	2013	2012
Net interest income (FTE)	$5,096	$5,247	$21,210	$21,091
Noninterest income	2,949	4,648	14,046	14,845
Noninterest expense	6,199	7,212	26,511	27,484
Net income	1,224	1,524	5,205	4,814
Earnings per share	0.25	0.31	1.07	0.99
Net interest margin (FTE)	3.57%	3.72%	3.75%	3.76%
Return on assets	0.76	0.95	0.81	0.75
Return on equity	8.75	11.64	9.52	9.57

*Consolidated earnings for SB Financial include the results of the Company’s Banking Group, consisting primarily of The State Bank and Trust Company (“State Bank” or the “Bank”), and the Company’s data services subsidiary, Rurbanc Data Services, Inc. (dba “RDSI Banking Systems” or “RDSI”).

“Overall, we are pleased with our 2013 financial results, which reflect a year of steady progress for SB Financial Group.  We are even more pleased with our solid positioning as we enter 2014,” said Mark Klein, President and CEO of SB Financial Group.  “In the past 12 months, the Company accomplished a number of important initiatives, including rebranding the Company as SB Financial Group and strategically focusing our business efforts on our core banking competencies.”

Mr. Klein added, “We continue to make significant progress in the execution of our strategic plan -- diversifying our sources of revenue, expanding our loan portfolio, reducing our expenses and improving our asset quality. The Board expressed its confidence in management’s long-term strategy for the Company by reinstating a dividend in the first quarter of 2013.  We continue to believe our strategic plan will allow us to become a top-quartile performing financial services company in the coming years.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total revenue, consisting of net interest income on a fully tax equivalent (FTE) basis and noninterest income, was down 18.7 percent from the fourth quarter of 2012 and 1.9 percent for the full year.

•	Net interest income (FTE) was down 2.9 percent for the fourth quarter and up 0.1 percent for the full year

•	Net interest margin (FTE) was down 15 basis points for the fourth quarter and flat for the full year

•	Noninterest income was down $1.7 million, or 36.6 percent, for the fourth quarter, and $0.8 million, or 5.4 percent, for the full year

Mr. Klein commented, “Two significant external factors affected revenue in 2013.  The first was the decline in yields on the loan portfolio, reflecting the general interest rate environment, which was partially offset by lower funding costs.  Secondly, mortgage originations declined across the country as the year progressed, largely due to the increase in prevailing interest rates and the shift away from a ‘refinance’ mindset. In the fourth quarter, SB Financial had a 28.1 percent decline in mortgage originations from the linked quarter.  Despite the shift in the refinance market, we continue to be successful in acquiring market share from competitors that are stepping away from mortgage origination.”

Mortgage Loan Business

Mortgage loan originations declined $53.9 million, or 57.6 percent, for the fourth quarter, and declined $83.8 million, or 25.2 percent, for the year.

Net mortgage banking income, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $6.3 million for 2013, compared to $6.4 million for 2012. The mortgage servicing valuation adjustment for 2013 was ($0.02) million, compared to $0.2 million for the linked quarter. The mortgage servicing portfolio at year-end 2013 was $606.0 million, up $77.9 million, or 14.8 percent, from year-end 2012.

	Three Months Ended
Mortgage Banking ($000’s)	Dec. 2013	Sep. 2013	Jun. 2013	Mar. 2013	Dec. 2012
Mortgage originations	$39,679	$55,192	$81,945	$71,967	$93,619
Mortgage sales	33,921	58,101	67,050	68,431	93,993
Mortgage servicing portfolio	605,993	597,030	575,091	548,493	528,086
Mortgage servicing rights	5,180	5,076	4,613	4,068	3,775

Mortgage servicing revenue:
Loan servicing fees	388	367	350	338	319
OMSR amortization	(126)	(164)	(205)	(330)	(362)
Net administrative fees	262	203	145	8	(43)
OMSR valuation adjustment	(21)	205	273	171	195
Net loan servicing fees	241	408	418	179	152
Gain on sale of mortgages	776	1,356	1,450	1,484	2,136
Mortgage banking revenue, net	$1,017	$1,764	$1,868	$1,663	$2,288

Fee Income

SB Financial’s fee income includes revenue from a diversity of services, such as wealth management, deposit fees and income from bank-owned life insurance.  Wealth management increased by 13.7 percent for the fourth quarter as assets under management, which stood at $345.5 million at year-end 2013, grew by $30.3 million, or 9.6 percent, from year-end 2012. Full-year wealth management revenue rose by $0.15 million, or 6.1 percent.

Gross revenue generated by RDSI, including services provided to SB Financial and State Bank, was $2.3 million for 2013. Net data services fees, excluding SB Financial and State Bank intercompany transactions, were $1.5 million in 2013, down $1.0 million from 2012.

Data Services ($000’s)	Dec. 2013	Sep. 2013	Jun. 2013	Mar. 2013	Dec. 2012
Data Processing & Network Services	$-	$104	$207	$270	$179
Payment Solutions	376	403	493	484	549
Vendor Settlement	-	-	-	-	334
RDSI Gross Revenue	376	507	700	754	1,062
Less: Intercompany	(81)	(174)	(242)	(340)	(251)
Net Data Services Fees	$295	$333	$458	$414	$811
Core Data Service Fees	$295	$333	$458	$414	$477

Loan Loss Provision

The loan loss provision was immaterial in the fourth quarter of 2013 and $0.9 million for the full year. Asset quality metrics included a 19.0 percent decline in non-accruing and restructured loans, and a 30.1 percent reduction in full-year net charge-offs compared with 2012.  The loan loss reserve at year-end 2013 was 1.5 percent of total loans, providing 105.8 percent coverage of nonperforming loans; this compares to reserve coverage of 103.8 percent at year-end 2012.

Noninterest Expense

For the fourth quarter of 2013, noninterest expense was down $1.0 million, or 14.1 percent, compared to the fourth quarter of 2012 and was down 3.5 percent for the full year.  FDIC insurance premiums were down 34.9 percent, a reflection of State Bank’s improved risk profile.

“We made a number of strategic decisions during the past year to reduce our expense levels. We had closed a branch, made changes to our benefit programs and implemented several efficiency measures.  We expect these changes should continue to improve our profitability going forward.” stated Mr. Klein.

Balance Sheet

Total assets as of December 31, 2013, were $631.8 million, down 1.0 percent from year-end 2012.  Total deposits as of December 31, 2013, were $518.2 million, down 1.7 percent from year-end 2012.

Total loans held for investment (HFI) were $477.3 million at December 31, 2013, up 3.0 percent from year-end 2012. Residential real estate loans accounted for the majority of growth, up $11.8 million, or 13.4 percent. Commercial and commercial real estate loans rose $7.8 million, or 2.8 percent, for the full year.

Mr. Klein stated, “We are pleased with our loan growth over the past year, and we are encouraged by the additional opportunities we are seeing across our markets.  We believe that as a regionally focused bank we are well positioned to capture successfully these new business opportunities.  In particular, our commercial loan growth rose in the latter part of the year, as we continued to focus on targeted marketing efforts.  Approximately $3.8 million of the full-year growth in commercial loans came in the fourth quarter.”

Loan Portfolio ($000’s)	Dec. 2013	Sep. 2013	Jun. 2013	Mar. 2013	Dec. 2012	Variance YOY
Commercial	$85,368	$81,571	$84,766	$80,431	$81,491	$3,877
% of Total	17.9%	17.2%	18.3%	17.7%	17.6%	4.8%
Commercial RE	205,301	209,739	199,795	199,615	201,392	3,909
% of Total	43.0%	44.1%	43.1%	43.8%	43.5%	1.9%
Agriculture	39,210	39,636	38,552	37,950	42,276	(3,066)
% of Total	8.2%	8.3%	8.3%	8.3%	9.1%	(7.3%)
Residential RE	99,620	96,477	93,292	89,669	87,859	11,761
% of Total	20.9%	20.3%	20.1%	19.7%	19.0%	13.4%
Consumer & Other	47,804	47,810	47,630	47,778	50,371	(2,567)
% of Total	10.0%	10.1%	10.3%	10.5%	10.9%	(5.1%)

Total Loans	$477,303	$475,233	$464,035	$455,443	$463,389	$13,914
Total Growth Percentage						3.0%

Asset Quality

SB Financial continues to improve its asset quality, reporting nonperforming assets of $7.2 million at year-end 2013, declining by $1.7 million, or 19.0 percent, from year-end 2012.  Delinquency levels have declined, with the 30-89 day category totaling $0.9 million at the end of the 2013, compared to $2.6 million at year-end 2012.

Summary of Nonperforming Assets ($000’s)

Nonperforming Loan Category	Dec. 2013	Sep. 2013	Jun. 2013	Mar. 2013	Dec. 2012
Commercial	$2,316	$2,738	$982	$1,135	$1,246
% of Total Commercial loans	2.7%	3.4%	1.2%	1.4%	1.5%
Commercial RE loans	532	642	519	457	782
% of Total CRE loans	0.3%	0.3%	0.3%	0.2%	0.4%
Agriculture	-	-	-	-	-
% of Total Ag loans	-	-	-	-	-
Residential RE	1,651	1,837	2,285	2,614	2,631
% of Total Res. RE loans	1.7%	1.9%	2.5%	2.9%	3.0%
Consumer & Other	345	363	600	605	646
% of Consumer & Other loans	0.7%	0.8%	1.3%	1.3%	1.3%
Total Nonaccruing Loans	4,844	5,580	4,386	4,811	5,305
% of Total Loans	1.0%	1.2%	1.0%	1.0%	1.1%
Accruing Restructured Loans	1,739	1,756	1,262	1,273	1,258
Total Nonaccruing & Restructured	$6,583	$7,336	$5,648	$6,084	$6,563
% of Total Loans	1.4%	1.5%	1.2%	1.3%	1.4%
OREO & Repossessed Vehicles	651	1,430	1,955	2,270	2,367
Total Nonperforming Assets	$7,233	$8,766	$7,603	$8,354	$8,930
% of Total Assets	1.1%	1.4%	1.2%	1.3%	1.4%

Capitalization

Improving capital ratios remains an important focus of management. The tangible equity ratio improved by 63 basis points over the past year and stood at 6.3 percent as of December 31, 2013. All bank regulatory ratios remain in excess of "well-capitalized" levels. At December 31, 2013, State Bank's Total Risk-Based Capital was estimated to be $60.8 million, $22.0 million above the “well-capitalized” level. The Total Risk-Based Capital Ratio is estimated at 12.6 percent.

About SB Financial Group

Based in Defiance, Ohio, SB Financial Group, Inc. is a financial services holding company with two wholly-owned operating subsidiaries: State Bank and RDSI Banking Systems (RDSI). State Bank operates through 17 banking centers in seven Northwestern Ohio counties, and one banking center in Fort Wayne, Indiana; and three loan production offices: two in Columbus, Ohio and one in Angola, Indiana. State Bank offers a full range of financial services for consumers and small businesses, including wealth management, mortgage banking, commercial and agricultural lending. RDSI provides item processing services to community banks located in the Midwest. The Company’s common stock is listed on the NASDAQ Global Market under the symbol SBFG.

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, insurance and mortgage industries, competitive factors specific to markets in which SB Financial Group and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events, the loss of key personnel and other factors. Additional factors that could cause results to differ from those described above can be found in the Company’s Annual Report on Form 10-K and documents subsequently filed by SB Financial Group with the Securities and Exchange Commission.  Forward-looking statements speak only as of the date on which they are made, and SB Financial Group undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial Group or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this release contains certain non-GAAP financial measures. Management believes that providing certain non-GAAP financial measures provides investors with information useful in understanding the Company’s financial performance, its performance trends and financial position. Specifically, SB Financial Group provides measures based on “core operating earnings,” which excludes merger, integration and restructuring expenses that are not reflective of on-going operations or not expected to recur. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results.

SB FINANCIAL GROUP, INC. & SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS - (Unaudited)

	December	September	June	March	December
($ in Thousands)	2013	2013	2013	2013	2012

ASSETS
Cash and due from banks	$13,137	$19,016	$10,750	$28,031	$19,144

Securities available for sale, at fair value	89,793	86,620	95,379	98,390	98,702
Other securities - FRB and FHLB Stock	3,748	3,748	3,748	3,748	3,748
Total investment securities	93,541	90,368	99,127	102,138	102,450

Loans held for sale	3,366	2,407	10,715	8,560	6,147

Loans, net of unearned income	477,303	475,233	464,035	455,443	463,389
Allowance for loan losses	(6,964)	(7,120)	(7,013)	(6,992)	(6,811)
Net loans	470,339	468,113	457,022	448,451	456,578

Premises and equipment, net	12,213	12,399	12,483	12,738	12,633
Purchased software	394	320	289	300	330
Cash surrender value of life insurance	12,906	12,826	12,742	12,659	12,577
Goodwill	16,353	16,353	16,353	16,353	16,353
Core deposits and other intangibles	655	784	913	1,066	1,219
Foreclosed assets held for sale, net	651	1,430	1,955	2,270	2,367
Mortgage servicing rights	5,180	5,076	4,613	4,068	3,775
Accrued interest receivable	1,281	1,694	1,575	1,618	1,235
Other assets	1,738	2,626	2,955	3,048	3,426
Total assets	$631,754	$633,412	$631,492	$641,300	$638,234

LIABILITIES AND EQUITY
Deposits
Non interest bearing demand	$81,570	$78,217	$76,355	$79,579	$77,799
Interest bearing demand	119,551	124,860	118,957	123,748	117,289
Savings	61,652	61,899	61,513	62,404	57,461
Money market	79,902	78,406	78,487	81,130	80,381
Time deposits	175,559	178,161	176,066	185,398	194,071
Total deposits	518,234	521,543	511,378	532,259	527,001

Notes payable	589	680	1,148	1,424	1,702
Advances from Federal Home Loan Bank	16,000	16,000	30,000	17,500	21,000
Repurchase agreements	14,696	14,836	9,314	10,983	10,333
Trust preferred securities	20,620	20,620	20,620	20,620	20,620
Accrued interest payable	639	448	715	515	138
Other liabilities	4,707	3,748	3,930	3,704	4,156
Total liabilities	575,485	577,875	577,105	587,005	584,950

Equity
Preferred stock	-	-	-	-	-
Common stock	12,569	12,569	12,569	12,569	12,569
Additional paid-in capital	15,412	15,399	15,392	15,381	15,374
Retained earnings	29,899	28,846	27,648	26,476	25,280
Accumulated other comprehensive income	74	415	496	1,623	1,830
Treasury stock	(1,685)	(1,692)	(1,718)	(1,754)	(1,769)
Total equity	56,269	55,537	54,387	54,295	53,284

Total liabilities and equity	$631,754	$633,412	$631,492	$641,300	$638,234

SB FINANCIAL GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

($ in thousands, except share data)	Three Months Ended					Twelve Months Ended
	December	September	June	March	December	December	December
Interest income	2013	2013	2013	2013	2012	2013	2012
Loans
Taxable	$5,428	5,649	5,874	$5,883	$5,840	$22,834	$23,911
Nontaxable	13	14	16	24	22	67	90
Securities
Taxable	313	305	296	330	330	1,244	1,515
Nontaxable	181	178	174	170	157	703	606
Total interest income	5,935	6,146	6,360	6,407	6,349	24,848	26,122

Interest expense
Deposits	513	539	573	606	653	2,231	2,969
Other borrowings	10	11	12	14	15	47	64
Repurchase Agreements	4	2	3	2	3	11	142
Federal Home Loan Bank advances	82	83	84	90	92	339	333
Trust preferred securities	330	336	338	403	431	1,407	1,882
Total interest expense	939	971	1,010	1,115	1,194	4,035	5,390

Net interest income	4,996	5,175	5,350	5,292	5,155	20,813	20,732

Provision for loan losses	-	401	200	299	400	900	1,350

Net interest income after provision
for loan losses	4,996	4,774	5,150	4,993	4,755	19,913	19,382

Noninterest income
Wealth Management Fees	689	669	652	643	606	2,653	2,501
Customer service fees	673	659	639	616	648	2,587	2,624
Gain on sale of mtg. loans & OMSR's	776	1,356	1,450	1,484	2,136	5,066	6,284
Mortgage loan servicing fees, net	241	408	418	179	152	1,246	124
Gain on sale of non-mortgage loans	303	44	82	156	94	585	264
Data service fees	295	333	458	414	811	1,500	2,515
Net gain on sales of securities	-	28	-	20	-	48	-
Gain/(loss) on sale/disposal of assets	(265)	15	(129)	(105)	(54)	(484)	(311)
Other income	237	198	250	160	255	845	844
Total non-interest income	2,949	3,710	3,820	3,567	4,648	14,046	14,845

Noninterest expense
Salaries and employee benefits	3,027	3,343	3,688	3,439	3,825	13,497	14,518
Net occupancy expense	494	507	513	541	494	2,055	2,085
Equipment expense	651	701	703	755	692	2,810	2,837
FDIC insurance expense	108	98	94	109	100	409	628
Fixed asset and software impairment	-	-	-	-	65	-	65
Data processing fees	254	189	194	77	132	714	469
Professional fees	443	456	499	429	686	1,827	1,912
Marketing expense	136	135	92	108	115	471	393
Printing and office supplies	55	49	151	46	46	301	230
Telephone and communication	110	156	158	158	146	582	580
Postage and delivery expense	173	199	209	215	204	796	856
State, local and other taxes	138	140	138	134	136	550	502
Employee expense	154	125	126	152	113	557	456
Intangible amortization expense	129	129	153	153	158	564	630
OREO Impairment	-	-	-	33	-	33	58
Other expenses	327	335	362	321	300	1,345	1,265
Total non-interest expense	6,199	6,562	7,080	6,670	7,212	26,511	27,484

Income before income tax expense	1,746	1,922	1,890	1,890	2,191	7,448	6,743
Income tax expense	522	578	571	572	667	2,243	1,929

Net income	$1,224	1,344	1,319	$1,318	$1,524	$5,205	$4,814

Common share data:
Basic earnings per common share	$0.25	0.28	0.27	$0.27	$0.31	$1.07	$0.99
Diluted earnings per common share	$0.25	0.28	0.27	$0.27	$0.31	$1.07	$0.99

Average shares outstanding ($ in thousands):
Basic:	4,870	4,867	4,866	4,863	4,862	4,866	4,862
Diluted:	4,882	4,881	4,870	4,870	4,862	4,878	4,862

SB FINANCIAL GROUP, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands, except per share data)	Three Months Ended					Twelve Months Ended
	December	September	June	March	December	December	December
SUMMARY OF OPERATIONS	2013	2013	2013	2013	2012	2013	2012

Net interest income	$4,996	5,175	5,350	5,292	5,155	20,813	20,732
Tax-equivalent adjustment	$100	99	98	100	92	397	359
Tax-equivalent net interest income	$5,096	5,274	5,448	5,392	5,247	21,210	21,091
Provision for loan loss	$-	401	200	299	400	900	1,350
Noninterest income	$2,949	3,710	3,820	3,567	4,648	14,046	14,845
Total revenue, tax-equivalent	$8,045	8,984	9,268	8,959	9,895	35,256	35,936
Noninterest expense	$6,199	6,562	7,080	6,670	7,212	26,511	27,484
Pre provision pretax income	$1,746	2,323	2,090	2,189	2,591	8,348	8,093
Pretax income	$1,746	1,922	1,890	1,890	2,191	7,448	6,743
Net income	$1,224	1,344	1,319	1,318	1,524	5,205	4,814

PER SHARE INFORMATION:
Basic & diluted earnings per share	$0.25	0.28	0.27	0.27	0.31	1.07	0.99
Common dividends	$0.035	0.03	0.055	-	-	0.12	-
Book value per common share	$11.55	11.42	11.17	11.16	10.96	11.55	10.96
Tangible book value per common share	$7.98	7.83	7.57	7.52	7.28	7.98	7.28

PERFORMANCE RATIOS:
Return on average assets	0.76%	0.84%	0.82%	0.83%	0.95%	0.81%	0.75%
Return on average common equity	8.75%	9.82%	9.70%	9.82%	11.64%	9.52%	9.57%
Return on avg. tangible common equity	12.71%	14.43%	14.35%	14.68%	17.73%	14.03%	15.00%
Efficiency ratio	76.40%	72.40%	75.54%	73.56%	71.96%	74.43%	75.48%
Earning asset yield	4.31%	4.40%	4.58%	4.65%	4.50%	4.43%	4.72%
Cost of interest bearing liabilities	0.76%	0.79%	0.81%	0.90%	0.96%	0.81%	1.07%
Net interest margin	3.50%	3.65%	3.79%	3.78%	3.65%	3.68%	3.70%
Tax equivalent effect	0.07%	0.07%	0.07%	0.08%	0.07%	0.07%	0.06%
Net interest margin - fully tax equivalent basis	3.57%	3.72%	3.86%	3.86%	3.72%	3.75%	3.76%

ASSET QUALITY RATIOS:
Gross charge-offs	$163	307	213	136	300	819	1,328
Recoveries	$7	13	34	18	15	72	260
Net charge-offs	$156	294	179	118	285	747	1,068
Nonaccruing loans/ Total loans	1.01%	2.21%	0.95%	1.06%	1.14%	1.01%	1.14%
Nonperforming loans/ Total loans	1.38%	2.58%	1.22%	1.34%	1.42%	1.38%	1.42%
Nonperforming assets/ Loans & OREO	1.51%	2.87%	1.63%	1.83%	1.92%	1.51%	1.92%
Nonperforming assets/ Total assets	1.14%	2.16%	1.20%	1.30%	1.40%	1.14%	1.40%
Allowance for loan loss/ Nonperforming loans	105.8%	58.2%	124.2%	114.9%	103.8%	105.80%	103.8%
Allowance for loan loss/ Total loans	1.46%	1.50%	1.51%	1.54%	1.47%	1.46%	1.47%
Net loan charge-offs/ Average loans (ann.)	0.13%	0.25%	0.15%	0.10%	0.25%	0.16%	0.23%
Loan loss provision/ Net charge-offs	0.00%	136.39%	111.73%	253.39%	140.56%	120.48%	126.40%

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	92.10%	91.12%	90.74%	85.57%	87.93%	92.10%	87.93%
Equity/ Assets	8.91%	8.77%	8.61%	8.47%	8.35%	8.91%	8.35%
Tangible equity/ Tangible assets	6.33%	6.18%	6.00%	5.87%	5.70%	6.33%	5.70%

END OF PERIOD BALANCES
Total loans	$477,303	475,233	464,035	455,443	463,389	477,303	463,389
Total assets	$631,754	633,412	631,492	641,300	638,234	631,754	638,234
Deposits	$518,234	521,543	511,378	532,259	527,001	518,234	527,001
Stockholders equity	$56,269	55,537	54,387	54,295	53,284	56,269	53,284
Intangibles	$17,402	17,457	17,555	17,719	17,902	17,402	17,902
Tangible equity	$38,867	38,080	36,832	36,576	35,382	38,867	35,382
Full-time equivalent employees	200	196	198	204	204	200	204
Period end basic shares outstanding	4,870	4,864	4,867	4,863	4,862	4,870	4,862

AVERAGE BALANCES
Total loans	$479,701	474,349	464,105	459,988	455,705	469,603	455,516
Total earning assets	$571,332	567,787	564,050	559,383	564,564	565,390	560,858
Total assets	$645,148	636,437	640,382	638,801	639,048	639,920	638,035
Deposits	$525,334	516,669	520,259	524,901	522,970	521,648	522,412
Stockholders equity	$55,925	54,758	54,398	53,711	52,351	54,700	50,300
Intangibles	$17,404	17,504	17,633	17,810	17,968	17,590	18,217
Tangible equity	$38,521	37,254	36,765	35,901	34,383	37,110	32,083

SB FINANCIAL GROUP, INC.
Rate Volume Analysis - (Unaudited)
For the Three and Twelve Months Ended December 31, 2013 and 2012

($ in Thousands)	Three Months Ended December 31, 2013			Three Months Ended December 31, 2012
	Average		Average	Average		Average
Assets	Balance	Interest	Rate	Balance	Interest	Rate

Taxable securities	$73,306	313	1.71%	$84,945	330	1.56%
Non-taxable securities	18,325	274	5.99%	15,985	238	5.96%
Federal funds sold	-	-	N/A	-	-	N/A
Loans, net	479,701	5,448	4.54%	463,635	5,873	5.07%
Total earning assets	571,332	6,035	4.23%	564,565	6,441	4.56%

Cash and due from banks	22,369			18,185
Allowance for loan losses	(7,075)			(6,842)
Premises and equipment	13,811			15,344
Other assets	44,711			47,595
Total assets	$645,148			$638,847

Liabilities
Savings and interest-bearing demand	$265,258	18	0.03%	$247,866	44	0.07%
Time deposits	176,609	495	1.12%	198,657	608	1.23%
Repurchase agreements	15,131	4	0.11%	11,711	3	0.10%
Advances from FHLB	16,000	82	2.05%	18,245	92	2.03%
Junior subordinated debentures	20,620	330	6.40%	20,620	419	8.13%
Notes payable & other borrowed funds	634	10	6.31%	1,791	27	6.03%
Total interest-bearing liabilities	494,252	939	0.76%	498,890	1,194	0.96%

Non interest-bearing demand	83,467			76,447
Other liabilities	11,504			11,159
Total liabilities	589,223			586,496

Equity	55,925			52,351

Total liabilities and equity	$645,148			$638,847

Net interest income (tax equivalent basis)		$5,096			$5,247

Net interest income as a percent of average interest-earning assets			3.57%

	Twelve Months Ended December 31, 2013			Twelve Months Ended December 31, 2013
	Average		Average	Average		Average
Assets	Balance	Interest	Rate	Balance	Interest	Rate

Taxable securities	$78,520	1,244	1.58%	$90,182	1,515	1.68%
Non-taxable securities	17,267	1,065	6.17%	15,160	919	6.06%
Federal funds sold	-	-	N/A	-	-	N/A
Loans, net	469,603	22,936	4.88%	455,516	24,047	5.28%

Total earning assets	565,390	25,245	4.47%	560,858	26,481	4.72%

Cash and due from banks	20,827			20,728
Allowance for loan losses	(6,962)			(6,591)
Premises and equipment	14,635			15,360
Other assets	46,030			47,680

Total assets	$639,920			$638,035

Liabilities
Savings and interest-bearing demand	$262,954	75	0.03%	$245,528	210	0.09%
Time deposits	180,154	2,156	1.20%	206,135	2,759	1.34%
Repurchase agreements	12,011	11	0.09%	15,180	142	0.94%
Advances from FHLB	18,551	339	1.83%	15,547	333	2.14%
Junior subordinated debentures	20,620	1,407	6.82%	20,620	1,815	8.80%
Notes payable & other borrowed funds	1,074	47	4.38%	2,058	131	6.36%

Total interest-bearing liabilities	495,364	4,035	0.81%	505,067	5,390	1.07%

Non interest-bearing demand	78,540			70,749
Other liabilities	11,316			11,919

Total liabilities	585,220			587,735

Equity	54,700			50,300

Total liabilities and equity	$639,920			$638,035

Net interest income (tax equivalent basis)		$21,210			$21,091

Net interest income as a percent of average interest-earning assets			3.75%			3.76%